PENSION BENEFITS (Tables)	12 Months Ended
Dec. 31, 2013
Benefit Obligations, Fair Value of Plan Assets, and Funded Status

The following table sets forth the plan’s benefit obligations, fair value of plan assets, and funded status at December 31, 2013 and 2012:

	December 31
(in US$ thousands)	2012	2013
Benefit Obligation	$572	$470
Fair value of plan assets	291	300

	$281	$170

Amounts recognized in the balance sheet consist of:
Noncurrent liabilities	$281	$170
Accumulated other comprehensive income	2	—

Net amount recognized	$279	$170

Amounts recognized in accumulated comprehensive income consist of:
Unrecognized net gain	$2	$—

Weighted Average Assumptions Used to Determine Benefit Obligations

Weighted average assumptions used to determine benefit obligations for 2013 and 2012 were as follows:

	December 31
	2012	2013
Discount rate	1.75%	2.00%
Rate of compensation increase	1.50%	1.50%
Rate of return on plan assets	1.75%	2.00%